CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Sacha H. Spindler, CEO, and Brian Fiddler, CFO of Petrogen Corp., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.            The amended annual report on Form 10-KSB/A of Petrogen Corp. for the year ended December 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Petrogen Corp.

Dated: September 5, 2006

/s/ Sacha H. Spindler

Sacha H. Spindler

CEO and Director

(Principal Executive Officer)

/s/ Brian Fiddler

Brian Fiddler

Chief Financial Officer

(Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Petrogen Corp. and will be retained by Petrogen Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

D/JLM/897354.1